UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                      February 16, 2006 (February 13, 2006)
                Date of Report (Date of earliest event reported)


                                Pitney Bowes Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                         1-3579               06-0495050
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               World Headquarters
                                 1 Elmcroft Road
                        Stamford, Connecticut 06926-0700
                    (Address of principal executive offices)

                                 (203) 356-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



================================================================================

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

This Form 8-K is to describe ordinary course executive officer compensation actions taken by the Executive Compensation Committee and the Board of Directors of Pitney Bowes Inc. (the "Committee"). Details of the terms of compensation for the Named Executive Officers are set forth in the attached exhibit.

The company intends to provide additional information regarding the compensation awarded to the Named Executive Officers in respect of and during the year ended December 31, 2005 in the proxy statement for the company's 2006 annual meeting of stockholders.

At its meeting on February 13, 2006, the Committee and the Board of Directors took the following actions with respect to the compensation of the company's Named Executive Officers (as defined in Regulation S-K item 402(a)(3))1:




--------------------------------------- ------------- -------------- --------------- ----------------- ---------------

Executive Officer 2006 2005 Bonus(2) CIU Payout(2) 2006 Stock CIU Grant(2)
Salary(1) 2003-2005 Option Grant(3) 2006-2008
Cycle Cycle
--------------------------------------- ------------- -------------- --------------- ----------------- ---------------

Michael J. Critelli $1,045,000 $1,872,100 $1,560,000 315,568 $2,250,000

Chairman and Chief Executive Officer
--------------------------------------- ------------- -------------- --------------- ----------------- ---------------

Murray D. Martin $750,000 $924,000 $741,000 119,215 $850,000

President and Chief Operating Officer
--------------------------------------- ------------- -------------- --------------- ----------------- ---------------

Bruce P. Nolop $583,000 $577,500 $702,000 80,996 $550,000

Executive Vice President and Chief
Financial Officer
--------------------------------------- ------------- -------------- --------------- ----------------- ---------------

Michele Coleman Mayes $479,250 $396,000 $270,400 42,076 $300,000

Senior Vice President and General
Counsel
--------------------------------------- ------------- -------------- --------------- ----------------- ---------------

Patrick J. Keddy $436,527(4) $292,549(4) $169,000 31,557 $225,000

Executive Vice President and
President, Mailstream International
--------------------------------------- ------------- -------------- --------------- ----------------- ---------------

(1) All salaries are effective March 1, 2006.


(2) Annual incentive payments and Cash Incentive Units (CIU's) are awarded pursuant to the Key Employee Incentive Plan. All executives, including the Named Executive Officers, are eligible for annual incentives for achieving challenging financial and strategic objectives that are established at the beginning of the year. CIU's are granted annually based on the achievement of pre-established financial objectives over a three-year performance period.

(3) The stock option grant is pursuant to the Pitney Bowes Stock Plan.

(4) Salary and bonus are paid to Mr. Keddy in U.K. pounds sterling. To provide comparability, we have converted such amounts to U.S dollars using the conversion rate of $1.76660 to 1.00 (which is the January 2006 monthly average conversation rate).


On April 5, 2004, Mr. Martin was awarded 20,000 shares of restricted stock that would become fully vested on the fourth anniversary of the grant date, April 5, 2008, so long as Mr. Martin remained an employee of the company and certain income from continuing operations performance criteria were achieved. Pursuant to the Restricted Stock Agreement attached hereto as Exhibit 10.1, Mr. Martin's restricted shares were subject to accelerated vesting upon the achievement of certain additional performance goals set by the Executive Compensation Committee. These additional performance goals included specific criteria related to the development of the senior leadership pool and achievement of 2004/2005 and 2005/2006 organic growth and EBIT targets. On February 13, 2006, the Committee determined that the income from continuing operations performance criteria and the leadership development criteria and a portion of the 2004/2005 organic growth and EBIT targets were achieved. As a result of this determination, at its February 13, 2006 meeting, the Board of Directors released the restrictions on 12,825 shares of Mr.Martin's restricted stock. All or a portion of the remaining 7,175 shares of restricted stock are subject to accelerated vesting based on achievement of 2005/2006 organic growth and EBIT targets.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

       10.1 Restricted Stock Agreement for Murray D. Martin dated April 5, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Pitney Bowes Inc.

February 16, 2006





                                    /s/ Amy C. Corn
                                    --------------------------------------------
                                    Amy C. Corn
                                    Vice President, Secretary and
                                    Chief Governance Officer

                                                                    Exhibit 10.1



                        THE PITNEY BOWES INC. STOCK PLAN

                             RESTRICTED STOCK AWARD

                                  APRIL 5, 2004

Pitney Bowes Inc., (the "Company"), a Delaware corporation, hereby grants to Murray D. Martin (the "Employee") a Restricted Stock Award (the "Award") under the Pitney Bowes Stock Plan (the "Plan") dated April 5, 2004 ("Award Date"), with respect to 20,000 shares of the Common Stock of the Company (the "Common Stock"), all in accordance with and subject to the following terms and conditions:

1.       Book Entry Registration.
         ------------------------
         The Award made hereunder shall be transferred as of the Award Date and shall be evidenced by a book entry account in the name of the Employee maintained by EquiServe, the Company's Transfer Agent.

2.       Performance Restrictions and Vesting.
         -------------------------------------
         A. Normal Vesting. The Award restrictions shall lapse and the Employee shall be fully vested in the Award on April 5, 2008 (the "Vesting Date") provided that (i) the Employee remains an employee of the Company (or subsidiary or affiliate) during the entire period commencing on the Award Date and ending on the Vesting Date (the "Restriction Period") and (ii) the Income From Continuing Operations
         (IFCO) Performance Criteria specified in Paragraph 3 are satisfied.

         B. Accelerated Vesting. If both the IFCO Performance Criteria and the Accelerated Vesting Performance Criteria described in Paragraph 3 are met, part of the Award restrictions shall immediately lapse and the Employee shall be fully vested in the Award according to the schedule set forth in Attachment A (the "Accelerated Vesting Date"), if the Employee remains an employee of the Company (or subsidiary or affiliate) at all times from the Award Date through the Accelerated Vesting Date.

         C. Forfeiture. If the IFCO Performance Criteria specified in Paragraph 3 is not met, the Award made hereunder shall be forfeited.

3.       Performance Criterion.
         ----------------------
         If the Company's cumulative Income from Continuing Operations (IFCO), as calculated by the Company's Controller using Generally Accepted Accounting Principles, for the second through fourth quarter of 2004 equals or exceeds $297 million, the IFCO Performance Criteria for Normal Vesting under paragraph 2 shall be met. If, in addition to the IFCO Performance Criteria being met, the Performance Criteria specified in Attachment A ("Accelerated Vesting Performance Criteria") are met, vesting of the Award shall be accelerated according to the schedule set forth in Attachment A. The Committee shall determine whether the IFCO and Accelerated Vesting Performance Criteria set forth under this Award have been met based upon calculations made by the Company's Controller using Generally Accepted Accounting Principles.

4.       Termination of Employment During Restriction Period.
         ----------------------------------------------------
         A. Death or Disability. If the IFCO Performance Criteria described in Paragraph 3 is met and the Employee's employment with the Company
         (and with all subsidiaries and affiliates of the company) terminates during the Restriction Period on account of death or Total Disability (as defined in the Company's Long Term Disability Plan) all remaining Restrictions shall lapse and the Award shall vest upon such termination of employment.

         B. Change of Control. In the event of termination of the Employee's employment with the Company on account of a Change of Control (as defined in the Company's Severance Pay Plan), all remaining restrictions applicable to the Restricted Stock shall terminate and be deemed to be fully satisfied for the entire stated Restriction Period, and the total number of the underlying Shares shall vest immediately upon the employee's termination of employment following such Change of Control.

         C. Involuntary Termination or Early Retirement. If the IFCO Performance Criteria described in Paragraph 3 is met and the Employee's employment with the Company (and with all subsidiaries and affiliates of the Company) terminates during the Restriction Period on account of an involuntary termination of the Employee or upon the Employee's Early Retirement (as defined in the Company's Pension Plan), the Committee (as defined in the Company's Stock Plan) may waive in whole or in part any or all remaining restrictions with respect to the Award.

         D. For Cause and Voluntary Resignation. If the Employee's employment with the Company (and with all subsidiaries and affiliates of the Company) is terminated for cause or as a result of the Employee's voluntary resignation prior to the end of the Restriction Period, the Employee shall forfeit all rights to any unvested shares, notwithstanding whether the IFCO and Accelerated Vesting Performance Criteria described in Paragraph 3 are met.

5.       Voting and Dividend Rights.
         ---------------------------
         During the Restriction Period, the Employee shall have the rights to vote the Shares and to receive any cash dividends payable with respect to the Shares, as paid, less applicable withholding taxes.

6.       Transfer Restrictions.
         ----------------------
         This Award and the Shares (until they become unrestricted Released Securities pursuant to the terms hereof) are non-transferable and may not be assigned, alienated, pledged, attached, encumbered, sold or hypothecated by the Employee other than as provided under the Plan. Any purported sale or transfer thereof shall be void and unenforceable against the Company, and its subsidiaries and affiliates.

         Upon the Award vesting, the Company shall issue unrestricted Company Stock to the Employee evidenced by a book-entry account maintained by EquiServe in the Employee's name.

7.       Withholding Taxes.
         ------------------
         The Company is authorized to satisfy the minimum statutory withholding taxes (including withholding pursuant to applicable tax equalization policies of the Company and its subsidiaries and affiliates) arising from the granting or vesting of this Award, as the cases may be, by (i) deducting the number of vested shares having an aggregate value equal to the amount of withholding taxes due from the total number of shares awarded or the number of shares vesting or otherwise becoming subject to current taxation; or (ii) collecting from the Employee an amount in currency (cash, check or bank draft) to pay the minimum statutory withholding taxes. Shares deducted from this Award in satisfaction of withholding requirements shall be valued at the Fair Market Value of the Shares on the date as of which the amount giving rise to the withholding requirement first became includible in the gross income of the Employee under applicable tax laws or tax equalization policies of the Company and its subsidiaries and affiliates. If Employee makes a
         Section 83(b) election, all applicable taxes must be paid by the Employee to the Company by check within 30 days of the Award grant.

8.       Death of Employee.
         ------------------
         If any of the Shares shall vest upon the death of the Employee, they shall be registered in the name of the estate of the Employee.

9.       No Right to Continued Employment.
         ---------------------------------
         Neither the Award nor the Plan shall be construed as giving to you any right to continued employment with the Company, its subsidiaries or affiliates.

10.      Governing Law.
         --------------
         This Award shall be governed by and construed in accordance with the laws of the State of Connecticut.

11.      Other Terms and Provisions.
         ---------------------------
         The terms and provisions of the Plan (a copy of which will be furnished to the Employee upon written request to the Director-Strategic Leaders Total Rewards, Pitney Bowes Inc., One Elmcroft Road, Stamford, CT 06926) are incorporated herein by reference. To the extent any provision of this Award is inconsistent or in conflict with any term or provision of the Plan, the Plan shall govern.

     IN WITNESS WHEREOF, this Restricted Stock Award has been duly executed as of April 5, 2004.

                                    Pitney Bowes Inc.





                                    /s/ Johnna G. Torsone
                                    --------------------------------------------
                                    Johnna G. Torsone
                                    Senior Vice President and
                                    Chief Human Resources Officer

                           2004 RESTRICTED STOCK AWARD
                                     SUMMARY


Purpose
-------
Restricted stock awards represent a stake in the future of Pitney Bowes Inc. and are an important component of our compensation program. Stock awards have the potential to increase in value as we continue to grow our business, strengthen our brand, provide superior products and services to their consumers all over the world, and enhance shareholder value.


Stock Award Administration
--------------------------
EquiServe will be the administrator of the restricted stock awards.


Restricted Stock Awards
-----------------------
Shares of restricted stock may not be sold or transferred until they vest and are subject to forfeiture if you do not continue as an active employee through the vesting period, or if the Company does not achieve the Income From Continuing Operations performance criteria outlined in Paragraph 3 of the award agreement. You will be entitled to vote the restricted shares and to receive any dividends that are declared during the vesting period.


Vesting of Stock Award
----------------------
Your 2004 restricted stock award will vest on April 5, 2008 if the Income From Continuing Operations performance criteria are met, and you are still an active employee of the Company. If you do not continue as an active employee of Pitney Bowes Inc. or its subsidiaries or affiliates through the vesting date (except in the case of death or Total Disability) you will forfeit your right to receive the shares and related dividends. If the IFCO performance criteria are met, and your employment is terminated prior to the vesting date due to death or Total Disability, the restricted shares will become unrestricted and fully vested immediately. If the IFCO and the Accelerated Vesting Performance criteria outlined in Attachment A to the award agreement are met, the Award vesting will be accelerated according to the schedule set forth in Attachment A.


Taxation of the Restricted Stock Award Value
--------------------------------------------
The restricted stock award is taxable based on its fair market value upon the vesting date (including on death or Total Disability) unless you choose to be taxed on the grant date of the award by making an Internal Revenue Code Section 83(b) Election within 30 days of the grant date. Please refer to the Section 83(b) Election memo included in this package for further details on making such an election. If you elect Section 83(b) treatment and recognize taxable income on the date the Award is granted, it is possible you will pay tax on income you will never receive. This result would occur where you make the elections, but later fail to meet conditions provided for under the Award. You are not permitted a deduction of the income you recognize at the date of grant. Therefore please consult with your personal tax advisor before making this election.

Taxation of Cash Dividends on Restricted Stock
----------------------------------------------
Cash dividends are treated as compensation for income purposes, except when a
Section 83(b) election has been made, in which case they will retain their character as dividend income. Taxes will be withheld, as appropriate, from all such payments you receive, including any amounts due pursuant to the international assignment and tax equalization policies of the Company and its subsidiaries and affiliates.